Exhibit T3F


                              CROSS-REFERENCE TABLE

TIA SECTION..................................................INDENTURE SECTION

      310(a)(1).....................................................7.10
      (a)(2)........................................................7.10
      (a)(3)........................................................N.A.
      (a)(4)........................................................N.A.
      (a)(5)........................................................7.10
      (b)................................................7.8; 7.10; 11.2
      (b)...........................................................N.A.
      311(a)........................................................7.11
      (b)...........................................................7.11
      (c)...........................................................N.A.
      312(a).........................................................2.5
      (b)...........................................................11.3
      (c)...........................................................11.3
      313(a).........................................................7.6
      (b)(1)........................................................N.A.
      (b)(2).........................................................7.6
      (c)......................................................7.6; 11.2
      (d)............................................................7.6
      314(a)..............................................4.4; 4.5; 11.2
      (b)...........................................................N.A.
      (c)(1).........................................2.2; 7.2; 8.1; 11.4
      (c)(2)...................................................7.2; 11.4
      (c)(3)........................................................N.A.
      (d)...........................................................N.A.
      (e)...........................................................11.5
      (f)...........................................................N.A.
      315(a)......................................................7.1(b)
      (b)......................................................7.5; 11.2
      (c).........................................................7.1(a)
      (d)...........................................2.8; 6.11; 7.1(b)(c)
      (e)...........................................................6.13
      316(a) (last sentence).........................................2.9
      (a)(1)(A).....................................................6.11
      (a)(1)(B).....................................................6.12
      (a)(2)........................................................N.A.
      (b).................................................6.7; 6.8; 6.12
      316(c)........................................................N.A.
      317(a)(1)......................................................6.3
      (a)(2).........................................................6.4
      (b)............................................................2.4
      318(a)........................................................11.1


N.A. means Not Applicable.

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.